Exhibit 32

HECTOR COMMUNICATIONS CORPORATION AND SUBSIDIARIES
Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2003	/s/ Curtis A. Sampson
Chief Executive Officer

Date: November 19, 2003	/s/ Charles A. Braun
Chief Financial Officer